                                                                  Exhibit 10.21

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [****], have been separately filed with the Commission.

                                LETTER OF INTENT

This letter sets forth in summary form the terms and conditions of the agreement reached by and between MTV Networks ("MTVN"), a division of Viacom International Inc. with its principle place of business located at 1515 Broadway, New York, New York 10036, on behalf of MTV: Music Television ("MTV") and VH1 ("VH1") and collectively ("MTV/VH1"), and N2K Entertainment, a division of N2K Inc.
("Music Boulevard" or "N2K"), with its principle place of business located at 55 Broad Street, New York, New York 10004, relating to the relationship set forth below. The terms of our agreement are as follows:

CONCEPT:

Music Boulevard will become the music store for MTV/VH1 Online in exchange for MTV/VH1 "owning" the Pop & Rock section of Music Boulevard (including its subpages), which will be renamed the MTV/VH1 section (the "MTV/VH1 Section"). The MTV/VH1 Section shall be deemed to include all genres excluding jazz, classical, country and eclectic. It is understood and agreed that MTV/VH1 Online will provide Music Boulevard with content and present Music Boulevard as the exclusive partner for MTV/VH1's online music sales both on-air and online in exchange for MTV/VH1 Online receiving promotion, the right to sell advertising and profit sharing from Music Boulevard.

TERM:

The term of the Agreement shall be for a two (2) year period commencing on the Launch Date, provided that either party may terminate the Agreement with respect to the second twelve (12) month period upon written notice not later than ninety days (90) prior to the expiration of the first twelve (12) month period. Thereafter the term shall renew automatically for one (1) year periods, unless either party provides written notice of its election to terminate not later than ninety (90) days prior to the expiration of the then-current term. The Launch Date will be defined as the date when the MTV music navigation bar is linked to Music Boulevard in accordance with this agreement ("Launch Date"). The additional links required pursuant to this agreement will be phased in pursuant to a mutually agreed upon schedule.

TERRITORY:

U.S., international, to be discussed.

MTV/VH1 OFFER:

1) Exclusivity: MTV/VH1 agrees to partner with no other music retailer for online music fulfillment services.

2) Promotion/Content:

         a) VH1-On-air promotion on VH1 promoting Music Boulevard as the partner in "VHl's Personal Music Store" online as more specifically set forth on Exhibit B attached hereto.

         b) MTV-On-air promotion on MTV promoting Music Boulevard as the partner selling MTV music collections online as more specifically set forth on Exhibit A attached hereto.

         c) Online links to the MTV/VH1 Section throughout MTV/VH1 Online (i.e., whenever an album is being presented, a link will be provided to allow the user to purchase.) Whenever an artist is being presented, a link to the artists discography will be presented (see Exhibit #10). Each album of an artist's discography that is available for sale will be linked to Music Boulevard. In addition, a link to the MTV/VH1 Section will be included in the MTV Online Navigation Bar utilized in its music area.

         d) Front screen headlines for MTV/VH1 Music News Stories on MTV/VH1 Section as set forth on Exhibit 3. MTV/VH1 will make available to N2K its news headlines for storage in the Music Boulevard database during the term of this agreement. MTV will assist N2K in the technical implementation of mirroring such data from the MTV/VH1 servers to N2K servers. These headlines will be sent to Music Boulevard to be used and stored in the database as source material during the term of the agreement. N2K will link from such headlines to the full stories on MTV and VH1 sites. Spin will no longer appear on the Music Boulevard site. Music Wire may continue to appear, but will only cover country, jazz, classical, and "eclectic" genres.

         e) Creation and maintenance of "MTV Collections" pages on the MTVN server with links to Music Boulevard for purchasing. MTV Collections shall include Top 20, Buzz Clips, Sonic Stew, MTV Branded audio product (e.g. Compilation and Unplugged) and any artists featured in MTV Online special programming (e.g. live event).

         f) Creation and maintenance of VH1 personal music shopper pages on MTVN servers with links to Music Boulevard.

N2K WILL PROVIDE:

1) Exclusivity: No other "Competitive" Brands (other than MTV, VH1 and Music Boulevard) will appear on the MTV/VH1 Section, and no other source will provide music news on those pages, or anywhere else on the Music Boulevard site where pop/rock music news not relating to country, jazz, classical or eclectic genres appears. "Competitive Brands" shall include Sonic Net, Spin, E Entertainment, Rolling Stone, Addicted to Noise, The Box, Mr. Showbiz, Much Music, Details and any other webzine covering the MTV/VH1 genres, and Rocktropolis. It is acknowledged that N2K has a commitment to link to the Enhanced CD database called Music Fan from the pop/rock store. N2K may continue to link to such database as long as it continues to contain no editorial content. This paragraph does not preclude N2K from selling advertising to such Competitive Brands outside of the MTV/VH1 Section which link to the respective "Competitive Brands" sites.

2) Services:
         Provide MTV/VH1 site with music fulfillment services. These services will include:

         a) Competitive pricing - Maximum non-sale of [****] (single CD), [****] (single cassette) on all "New Releases" of Pop/Rock titles. New Releases are defined as a release which have been commercially available for one year or less. "Sale/Special Price" of [****] (single CD), [****] (single cassette) or less in MTV Collections, chat specials, VH1/MTV sales items. The "Sale/Special Price" will be applicable to a total of 25 titles per MTV, 25 titles per VH1, and 25 titles per M2 at any one time. The Sale/Special Price shall be applicable only to CDs with a [****] (single CD), [****] (single cassette) or less list price.


                  Competitive shipping/handling - N2K will make no margin on shipping/ handling. If MTVN can secure a better deal and such deal is implemented by N2K, then the current shipping/handling will be reduced accordingly.

         b)       Excellent customer service.
                  FedEx shipping on most orders.
                  Open return policy to Music Boulevard.

3) Advertising Sales/Share of Revenue:

         a) Right for MTV/VH1 Online to sell advertising and retain [****] of the advertising revenue on following pages:

                  i) MTV/VH1 Section, including all MTV/VH1 sub/pages (e.g. New Releases, On Sale, Listening Post, Charts.) It is understood that sub/pages are defined as pages accessible through links from the MTV/VH1 Section of Music Boulevard. Due to the agreement currently in place between N2K and Billboard, for any pages utilizing the Billboard Charts (e.g. charts subpage), MTV will pay [****] of the net revenue from such page to N2K, for accounting directly to Billboard.

         b) MTV/VH1 has the right to sell advertising on the Store Directory home page, Find Music home page, Browse home page (Exhibit #4) and the subdirectory sections of Browse which include the MTV/VH1 subgenres. (Examples include: Blues, Christian Rock/Rap, Industrial, Techno, Pop Vocal, Pop/Rock, R&B, Rap, and Reggae, or any pages that are substituted for the above mentioned pages.) MTVN and N2K will split the net advertising revenue [****] to MTV/VH1, and [****] to Music Boulevard. In the event there is a redesign of the Music Boulevard site, and Music Boulevard desires to remove any of the above mentioned pages, Music Boulevard will grant to MTVN the right to sell advertising on the same basis on other Music Boulevard pages with similar functionality and similar levels of traffic.

         c)       [****] of net profits on any sales coming from MTV/VH1 links.

         d) Each party will provide the other party with a statement of net revenues and pay the other party any amounts due within sixty (60) days following the close of the preceding calendar quarter. Additionally, N2K's statement will include actual sales and expenditures. MTV/VH1 will have the ability to access the advertising usage reports and traffic the ads remotely.

4) Promotion:

         a) All Pop/Rock pages and any references to Pop/Rock pages will be branded with MTV/VH1, e.g., see Store Directory (Exhibit #2), Pop/Rock Page (Exhibit #3), Browse (Exhibit #4), Pop/Rock On Sale (Exhibit #5), Pop/Rock New Releases (Exhibit #6).

         b) Links on non-artist specific pages from MTV/VH1 Section (#3), Store Directory Page (#2), News & Views (#7), Newsstand (#8), Related Articles (#9), to MTV Music News (replacing Music Wire (except as set forth on #3)/Spin/Puncture). MTV and VH1 Online will provide daily headlines.

         c) Links from Pop/Rock page (#3), to MTV Collections page featuring MTV categories (e.g. Top 20, Buzz Clips, etc.) and links from the Browse home page (#4) directly to MTV specific categories.

         d)       Links from Pop/Rock page (#3) to VH1 Personal Music Store.

         e) Links on all appropriate artist specific pages, e.g. Discography, Album Description, Recent Releases, Articles, etc.

                  i) Links to MTV relevant content, e.g. Biorhythms, reviews, editorials, etc.

                  ii)      Link to VH1 Personal Music Store

         f) Link to MTV Music News from headlines on Music Boulevard home page.

5) Advertising Commitment:

Music Boulevard will commit to purchase a total of [****] in advertising online in year one. In each successive year, if any, the parties will negotiate in good faith for the advertising commitment for such year. [****] will be spent on MTV Online and VH1 Online advertising in areas where there are no Music Boulevard links, pursuant to this proposal (e.g. MTV/Yahoo! Guide). Music Boulevard will be charged the lowest rate paid by any advertiser on the MTV Online site and VH1 Online site during the initial term of the agreement. The remaining [****] will be spent by advertising the MTV/VH1 section of Music Boulevard on third party sites, with a direct link to the MTV/VH1 area on Music Boulevard (e.g., Infoseek, Lycos, Netscape.)

6) Other

         a) MTV/VH1 has the right of prior approval over all uses by Music Boulevard of the MTV/VH1 logos and trademarks. N2K has the right of prior approval over all uses by MTV/VH1 of N2K trademarks and logos including the Music Boulevard logo. The approval process will be mutually determined. MTV/VH1 has the right to approve a substantial redesign of the MTV/VH1 Section including its subpages.

         b) Music Boulevard will provide a [****] discount on all CD and cassette sales to MTV/VH1 employees. N2K will be obligated to pay MTVN any bounty commission on those discounted sales to MTV/VH1 employees.

         c) Music Boulevard and MTV/VH1 will issue a joint press release announcing the relationship.

         d) Music Boulevard will include mention of MTV and VH1 in all Music Boulevard inserts if included with its product. In addition, upon MTV/VH1's request, Music Boulevard agrees to include MTV/VH1 created inserts in its packaging, provided MTV pays for all associated costs including manufacturing and insertion costs. N2K shall have approval over the inserts and will not make any profit on MTV/VH1 created inserts.

This Agreement shall be binding on the parties immediately upon execution of this Agreement by MTV Networks, a division of Viacom International Inc. and N2K. The parties hereto contemplate entering into a long form agreement with respect to the matters set forth herein. Until such time as this Agreement is superseded by a more formal agreement, this Agreement shall be binding, effective and enforceable.

If the above terms and conditions accurately reflect your understanding of our agreement, please sign where indicated.

Sincerely,                          Agreed to and Accepted:

MTV Networks, a division            N2K Entertainment, a division
of Viacom International Inc.        of N2K Inc.

By:  /s/ Matthew Farber             By:  /s/ J. J. Rosen
    ----------------------------        ---------------------------------------
Name: Matthew Farber                Name:  J.J. Rosen
      --------------------------          -------------------------------------
Title: Sr. Vice President           Title: Sr. Vice President & General Manager
       -------------------------           ------------------------------------
Dated: 12/18/96                     Dated: December 17, 1996
      --------------------------           ------------------------------------

                                    EXHIBIT A
                      MTV/MUSIC BOULEVARD ON-AIR PROMOTION

DIRECT PROMOTION

 Type of Promotion                                  Runs/Year                    Value
----------------------------------------------------------------------------------------
 1) Incorporation in :30 Online image promo         252 (21 times a month)      [****]
 2) Incorporation in Soundscan show                 192 (4 times a week/        [****]
                                                     16 times a month)          [****]
 Total Value

                                    EXHIBIT B
                      VH1/MUSIC BOULEVARD ON-AIR PROMOTION

DIRECT PROMOTION

Type of Promotion                                   Runs/Year           Value
--------------------------------------------------------------------------------
1) Incorporation in :30 Online promo                   520           [****]

2) Incorporation in Dayparts, i.e. House Blend         260           [****]
3) Incorporation in The Number Ones show               156           [****]

Total 1997 Promotion                                   936           [****]
Total 1998 Promotion*                                  936           [****]

TOTAL VALUE (OVER TERM OF DEAL)


ADDITIONAL VALUE

Music Boulevard will also benefit from the general VH1 Online web site on-air promotion valued at over [****] during 1997, and at least [****] during 1998.

Total additional value over the term of the deal is OVER [****].

* Note: 1998 figures are estimated to be the same or higher than 1997 estimates.

= Boulevard - Store
           http://www.musicblvd.com/egi-bin/t_ixi'S&TEMPLATE_PATH=/mb2/live/main

2

                                     [LOGO]

                                MTV/VH1   Jazz   Classical   Country   Eclectic

Prince                      |   Bush                   |  Barbra Streisand
Emancipation                |   Razorblade Suitcase    |  Mirror Has Two Faces
[ART]                       |   [ART]                  |  [ART]
                            |                          |
    [****]                  |        [****]            |       [****]
                            |                          |

 ----------------------------------------------------------------------------
|  STORE PRICE                         Barry Manilow  Summer Of '78          |
 ----------------------------------------------------------------------------

               Music Boulevard: The Ultimate Online Music Store!


MTV/VH1                    Music Wire              Frequent Buyers
Jazz                       Browse the Store        Club
Classical                  Search for Music        Store Directory
Country                    On Sale                 Music Charts
Eclectic                   New Releases            Help & E-Mail
                           Newsstand               Store Board
                                                   Sign in


                           -------------------------
                          |                         |
                           -------------------------

     [CLICK ICON]        [CLICK ICON]      [CLICK ICON]


                                            click here

--------------------------------------------------------------------------------


                                      Frequent Buyers Club
                                                 click here

                                     [LOGO]

Prince                      Madonna                       Rod Stewart
Emancipation                Evita                         If We Fall In Love

[illustration]              [illustration]                [illustration]

        [****]                       [****]                         [****]

    link                link
------------        ------------
 MTV                 VH1 Personal
 Collections         Music Store
 Page

-------------------------------------------------------------------------------
              Replace with MTV and VH1 Music News daily headlines

                              Music Wire

Covers only nonMTV/VH1 genres
-------------------------------------------------------------------------------
CLICK HERE FOR
      THE CITY
             that cannot sleep
--------------------------------------------------------------------------------
                                 [illustration]

Enhanced CD Database

Music Boulevard: Browsing Genres   http://mbl.musicblvd.com/cgi-bin/t...42900

                                     [LOGO]

                                    MTV/VH1
Blues      Christian Rock/Rap   Industrial    Pop Vocal   Pop/Rock        R & B
-----      ------------------   ----------    ---------   --------        -----
Bozz Clps MTV Top 20 MTV Heavy Rotation MTV Sonic Stew VH1 Personal Music Store

MTV      Acid Jazz   Big Band   Jazz  Jazz Vocal  Latin Jazz  Ragtime
         ---------   --------   ----  ----------  ----------  -------
branded Audio Product

                         Bluegrass Country Folk Western
                         ------------------------------

                                Classical Opera
                                --------- -----

Cajun/Zydeco  Children's  Instrumental  Irish/Celtic  Miscellaneous  New Age
------------  ----------  ------------  ------------  -------------  -------
                 Religious   Shows/Movies    World Music
                 ---------   ------------    -----------

   JAZZ   CLASSICAL    POP & ROCK   COUNTRY   ECLECTIC

                                                faster text mode
                                                ----------------

N2K  N2K  SERVICE@MUSICBLVD.COM
          ---------------------

                                MTV/VH1 Branded
                             [Music Boulevard Logo]
     Back to MTV/VH1   New Releases   On Sale   Listening Post   Charts

                                                     here

                                     Next Page

-----------------------------------------------------------------------------
Car Button Cloth                                                MTV  VH1
Lemonheads                                                       links
                        [****]                                      to
-----------------------------------------------------------     content
Worm's Life                                                    (feature,
Crash Test Dummies                                              stories,
                        [****]                                   reviews,
-----------------------------------------------------------       etc.)
Factory Showroom                                                   if
They Might Be Giants                                            available
                        [****]
-----------------------------------------------------------
Life Is Peachy
Korn
                        [****]
-----------------------------------------------------------
Picture This
Do Or Die
                        [****]
-----------------------------------------------------------
Load
Metallica
                        [****]
-----------------------------------------------------------
e. 1999 Eternal
Bone Thugs-N-Harmony
                        [****]

                                     [LOGO]

         BACK TO MTV/VH1  NEW RELEASES  ON SALE  LISTENING POST  CHARTS
         ---------------  ------------  -------  --------------  ------

                                                    HERE

                                   Next page                   Same as
                                   ---------                  "On Sale"
------------------------------------------------------------------------

Emancipation
-----------
Prince
------
                        [****]
                        ------
------------------------------------------------
Razorblade Suitcase
-------------------
Bush
----
                        [****]
                        ------

Dru Hill
--------
Dru Hill
--------
                        [****]
                        ------
------------------------------------------------
Hell On Earth
-------------
Mobb Deep
---------
                        [****]
                        ------
------------------------------------------------
House Of Music
--------------
Tony!Toni!Tone!
---------------
                        [****]
                        ------
------------------------------------------------
You Can't Stop The Reign
------------------------
Shaquille O'Neal
----------------
                        [****]
                        ------
------------------------------------------------------
Rock Spectacle
--------------
Barenaked Ladies
----------------
                        [****]
                        ------
------------------------------------------------
T.H.U.G.S.
----------
Flesh N' Bone
-------------
                        [****]
                        ------
------------------------------------------------

                          MUSIC BOULEVARD NEWS & VIEWS

                                     [LOGO]

            MTV MUSIC       VH1 MUSIC       MUSIC WIRE      @COUNTRY
            ---------       ---------       ----------      --------
              NEWS            NEWS

Newsstand
--------




What's New
----------




Web Site Seeing
---------------


               JAZZ    CLASSICAL    POP&ROCK    COUNTRY   ECLECTIC



                                              Click Here
                                              ----------

                                     faster text mode
                                     ----------------

                   N2K         SERVICE@MUSICBLVD.COM
                   ---         ---------------------

                                                                [LOGO]


MTV Music News
VH1 Music News

                Music Wire


                @Country


                JazzTimes (hosted by Jazz Central Station)




                SPIN


                Puncture

                                                        [LOGO]



         Afrika Bambaataa, Aphex Twin, Chemical Brothers, Electric Skychurch, Loop Guru, Meat Beat Manifesto, Moby, My Bloody Valentine, Ninja Tune, Orb, Orbital, Porno for Pyros, Presidents of the United States of America, Sonic Boom, Spacemen 3, Underworld

                                    MTV/VH1

   ____JAZZ      ____CLASSICAL     ____POP&ROCK     ____COUNTRY  ____ELECTRIC


                                          faster text mode

                        N2K     SERVICE@MUSICBLVD.COM

[PHOTO OF MELISSA ETHERIDGE]                               [ILLUSTRATION]


                                                      link to Melissa Etheridge
                                                              Music Blvd
                                                           Discography Page

                                 [ILLUSTRATION]

 [PHOTO OF             (b. May 29, 1961, Leavenworth, Kansas)
 MELISSA ETHERIDGE]    Melissa Etheridge received her first guitar at the age of
                       eight, and began writing songs of personal experience at the age of ten. During her teens she fronted local cover bands, and at 18 Melissa left home to attend Berklee
                       College of Music in Boston to study guitar. While at Berklee, she supplemented her studies by playing coffeehouses throughout the Boston area.

Soon after, Melissa moved to Los Angeles to make music her career. She paid her dues playing solo gigs, performing in bars in L.A., and continued to hone her writing skills. It was about this time that Island Records founder Chris Blackwell heard of her and, upon seeing her unique emotional set, signed her "on the spot."

Etheridge's Island debut went platinum; the follow-up, Brave and Crazy, went platinum as well, and 1992's Never Enough bore "Ain't it Heavy", the track which earned the singer a Grammy for Best Female Rock Performance. Still, it was album number four, 1993's Yes I Am that cemented both Etheridge's celebrity and her status as one of America's premiere performers. Etheridge's breakthrough set boasted three top 10 hits; "I'm The Only One," "Come To My Window," and "If I Wanted To." Five albums later, Melissa Etheridge remains one of the most compelling songwriters in music. Her most recent release, Your Little Secret, continues in the tradition of her previous albums, searching for the perfect context for her heartfelt, intensely emotional songs.